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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):    DECEMBER 3, 1999



                            KANA COMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)




        DELAWARE                  000-26287                 77-0435679
(State or other jurisdiction     (Commission               (IRS Employer
   of incorporation)             File Number)            Identification No.)



740 BAY ROAD, REDWOOD CITY, CALIFORNIA                            94063
(Address of principal executive offices)                        (Zip Code)




Registrant's telephone number, including area code:    (650) 325-9850

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ITEM 5.  OTHER EVENTS

     On December 3, 1999 Kana Communications, Inc. (the "Registrant") acquired Business Evolution, Inc., a Delaware corporation ("BEI") under the terms of an Agreement and Plan of Reorganization whereby shares of the Registrant's Common Stock with an aggregate value of approximately $140 million were exchanged for all of the outstanding shares and options of BEI. In addition, on the same date, the Registrant acquired netDialog, Inc., a California corporation ("netDialog") under the terms of a separate Agreement and Plan of Reorganization whereby shares of the Registrant's Common Stock with an aggregate value of approximately $90 million were exchanged for all of the outstanding shares and options of netDialog. A copy of the press release issued by the Registrant on December 3, 1999 concerning the foregoing transactions is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

ITEM  7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (a)   Financial Statements of Business Acquired.

            It is impractical to provide the required financial information at the time of filing this report. The required financial information will be filed by amendment to this Form 8-K not later than February 11, 2000.

      (b)   Pro Forma Financial Information.

            It is impractical to provide the required pro forma financial information at the time of filing this report. The required pro forma financial information will be filed by amendment to this Form 8-K not later than February 11, 2000.

      (c)   Exhibits.

          2.2 Agreement and Plan of Reorganization, dated December 3, 1999, by and among Registrant, King Acquisition Corp. and BEI.

          2.3 Agreement and Plan of Reorganization, dated December 3, 1999, by and among Registrant, Kong Acquisition Corp. and netDialog.

         20.1 Press Release of Registrant, dated December 6, 1999, announcing the closing of Registrant's acquisitions of BEI and netDialog.

         20.2 Press Release of Registrant, dated December 6, 1999, announcing the release of two new products.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KANA COMMUNICATIONS, INC.




Dated:  December 14, 1999                By: /S/ JOSEPH D. MCCARTHY
                                             ------------------------
                                             Joseph D. McCarthy, Vice President,
                                             Finance and Operations

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                                EXHIBIT INDEX




Exhibit
Number                       Description of Document
------                       -----------------------

 2.2 Agreement and Plan of Reorganization, dated December 3, 1999, by and among Registrant, King Acquisition Corp. and BEI.

 2.3 Agreement and Plan of Reorganization, dated December 3, 1999, by and among Registrant, Kong Acquisition Corp. and netDialog.

20.1 Press Release of Registrant, dated December 6, 1999, announcing the closing of the Registrant's acquisitions of BEI and netDialog.

20.2 Press Release of Registrant, dated December 6, 1999, announcing the release of two new products.